Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
April 27, 2021	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Record First Quarter Results and

Quarterly Cash Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended March 31, 2021. The Company reported record quarterly net income of $14.60 million, or $0.82 per diluted common share, for the quarter ended March 31, 2021, which was an increase of $0.38 per diluted common share, or 86.36%, over the same quarter of 2020.

The Company also declared a quarterly cash dividend to common shareholders of twenty-five cents ($0.25) per common share. The quarterly dividend is payable to common shareholders of record on May 7, 2021, and is expected to be paid on or about May 21, 2021. 2021 is the 36th consecutive year of regular dividends to common shareholders.

First Quarter 2021 and Current Highlights

General
●

Net income for the quarter increased $6.73 million to $14.60 million compared to the same quarter of 2020. The large increase includes the reversal of $4.00 million in allowance for credit losses due to improved economic forecasts from those seen at year-end 2020.

●

Effective January 1, 2021, the Company adopted CECL and recorded an additional allowance for credit loss for loans of $13.11 million, deferred tax assets of $1.81 million, an additional reserve for unfunded commitments of $509 thousand, and an adjustment to retained earnings of $5.87 million.

●

On January 26, 2021, the Board of Directors approved a new plan to repurchase, on the open market at prevailing prices, up to 2.4 million shares of the Company's common stock through January 26, 2024.  During the quarter, the Company repurchased 187,700 common shares for $4.99 million.

Income Statement
●	Diluted earnings per share increased $0.38 to $0.82 compared to the same quarter of 2020.
●

Due to expected growth in the U.S. GDP, improving jobless rates, and other economic indicators, as well as strong asset quality metrics, the Company released a substantial amount of allowance for credit losses for the quarter resulting in a reversal of $4.00 million in the provision for credit losses; a significant improvement from the $3.50 million loan loss provision recorded in the first quarter of 2020 at the onset of the COVID-19 pandemic.

●	Return on average assets increased to 1.94% compared to 1.16% from the same quarter of 2020; return on average equity increased to 13.94% compared to 7.49% from the same quarter of 2020 as well.

Balance Sheet and Asset Quality
●	Net charge-offs for the first quarter of 2021 were $725 thousand and the allowance for credit losses remains very strong at 1.61% of total loans.
●	As of March 31, 2021, total COVID-19 loan deferrals stood at $17.48 million, down significantly from the peak of $436.11 million at June 30, 2020.
●	The SBA had forgiven $32.73 million, or 53.58%, of the Company's first round Paycheck Protection Program loan balances through March 31, 2021. Current PPP loan balances at March 31, 2021, which include second round originations, were $50.75 million
●	Book value per share at March 31, 2021, was $24.22, an increase of $0.14 from year-end.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 50 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of March 31, 2021. First Community Bank offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed and administered $1.23 billion in combined assets as of March 31, 2021. The Company reported consolidated assets of $3.14 billion as of March 31, 2021. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except share and per share data)	2021	2020	2020	2020	2020
Interest income
Interest and fees on loans	$26,540	$28,101	$27,297	$26,991	$28,058
Interest on securities	495	549	609	713	918
Interest on deposits in banks	116	96	89	82	533
Total interest income	27,151	28,746	27,995	27,786	29,509
Interest expense
Interest on deposits	869	1,029	1,161	1,445	1,825
Interest on borrowings	-	-	-	2	2
Total interest expense	869	1,029	1,161	1,447	1,827
Net interest income	26,282	27,717	26,834	26,339	27,682
(Recovery of) provision for credit losses	(4,001)	634	4,703	3,831	3,500
Net interest income after provision	30,283	27,083	22,131	22,508	24,182
Noninterest income	7,569	7,733	7,638	6,913	7,549
Noninterest expense	18,820	19,877	19,171	18,913	21,664
Income before income taxes	19,032	14,939	10,598	10,508	10,067
Income tax expense	4,430	3,389	2,332	2,270	2,195
Net income	$14,602	$11,550	$8,266	$8,238	$7,872

Earnings per common share
Basic	$0.83	$0.65	$0.47	$0.47	$0.44
Diluted	0.82	0.65	0.47	0.46	0.44
Cash dividends per common share
Regular	0.25	0.25	0.25	0.25	0.25
Weighted average shares outstanding
Basic	17,669,937	17,717,356	17,710,283	17,701,853	17,998,994
Diluted	17,729,185	17,751,805	17,732,428	17,728,300	18,050,071
Performance ratios
Return on average assets	1.94%	1.54%	1.11%	1.15%	1.16%
Return on average common equity	13.94%	10.82%	7.83%	7.97%	7.49%
Return on average tangible common equity(1)	20.54%	15.96%	11.62%	11.91%	11.12%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2021	2020	2020	2020	2020
Noninterest income
Wealth management	$881	$810	$909	$854	$844
Service charges on deposits	3,031	3,478	3,250	2,560	3,731
Other service charges and fees	3,022	2,737	2,748	2,617	2,231
Net gain on sale of securities	-	-	-	-	385
Net FDIC indemnification asset amortization	(280)	(338)	(383)	(483)	(486)
Other operating income	915	1,046	1,114	1,365	844
Total noninterest income	$7,569	$7,733	$7,638	$6,913	$7,549
Noninterest expense
Salaries and employee benefits	$10,884	$11,119	$10,485	$11,015	$11,386
Occupancy expense	1,275	1,225	1,228	1,275	1,315
Furniture and equipment expense	1,367	1,446	1,412	1,316	1,384
Service fees	1,335	1,232	1,581	1,329	1,523
Advertising and public relations	335	534	430	475	512
Professional fees	466	276	408	307	233
Amortization of intangibles	357	364	365	360	361
FDIC premiums and assessments	199	202	191	33	-
Merger, acquisition, and divestiture expense	-	-	-	-	1,893
Other operating expense	2,602	3,479	3,071	2,803	3,057
Total noninterest expense	$18,820	$19,877	$19,171	$18,913	$21,664

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
(Amounts in thousands, except per share data)
Net income	$14,602	$11,550	$8,266	$8,238	$7,872
Non-GAAP adjustments:
Net (gain) loss on sale of securities	-	-	-	-	(385)
Merger, acquisition, and divestiture expense	-	-	-	-	1,893
Total adjustments	-	-	-	-	1,508
Tax effect	-	-	-	-	354
Adjusted earnings, non-GAAP	$14,602	$11,550	$8,266	$8,238	$9,026

Adjusted diluted earnings per common share, non-GAAP	$0.82	$0.65	$0.47	$0.46	$0.50
Performance ratios, non-GAAP
Adjusted return on average assets	1.94%	1.54%	1.11%	1.15%	1.33%
Adjusted return on average common equity	13.94%	10.82%	7.83%	7.97%	8.59%
Adjusted return on average tangible common equity(2)	20.54%	15.96%	11.62%	11.91%	12.75%

(1)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended March 31,
	2021			2020
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,165,054	$26,582	4.98%	$2,081,132	$28,105	5.43%
Securities available for sale	83,634	573	2.78%	136,109	1,060	3.14%
Interest-bearing deposits	468,067	118	0.10%	163,483	535	1.31%
Total earning assets	2,716,755	27,273	4.07%	2,380,724	29,700	5.02%
Other assets	331,483			353,647
Total assets	$3,048,238			$2,734,371

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$613,003	$39	0.03%	$502,603	$90	0.07%
Savings deposits	778,430	91	0.05%	679,656	414	0.24%
Time deposits	412,986	739	0.73%	485,085	1,322	1.10%
Total interest-bearing deposits	1,804,419	869	0.19%	1,667,344	1,826	0.44%
Borrowings
Retail repurchase agreements	1,234	-	N/M	1,459	2	0.56%
FHLB advances and other borrowings	-	-	-	134	1	N/M
Total borrowings	1,234	-	-	1,593	3	0.65%
Total interest-bearing liabilities	1,805,653	869	0.19%	1,668,937	1,829	0.44%
Noninterest-bearing demand deposits	777,876			600,636
Other liabilities	39,926			42,174
Total liabilities	2,623,455			2,311,747
Stockholders' equity	424,783			422,624
Total liabilities and stockholders' equity	$3,048,238			$2,734,371
Net interest income, FTE(1)		$26,404			$27,871
Net interest rate spread			3.88%			4.58%
Net interest margin, FTE(1)			3.94%			4.71%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $1.18 million and $1.95 million for the three months ended March 31, 2021 and 2020, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except per share data)	2021	2020	2020	2020	2020
Assets
Cash and cash equivalents	$628,745	$456,561	$375,664	$421,492	$241,613
Debt securities available for sale	87,643	83,358	90,972	98,367	107,753
Loans held for investment, net of unearned income
Noncovered	2,137,599	2,176,952	2,184,251	2,125,560	2,084,610
Covered	9,041	9,680	10,744	11,257	12,115
Allowance for credit/loan losses	(34,563)	(26,182)	(27,277)	(23,758)	(21,137)
Loans held for investment, net	2,112,077	2,160,450	2,167,718	2,113,059	2,075,588
FDIC indemnification asset	946	1,223	1,598	1,943	2,433
Premises and equipment, net	57,371	57,700	60,488	62,658	63,319
Other real estate owned, noncovered	1,740	2,083	2,103	2,181	2,502
Interest receivable	8,724	9,052	9,151	8,380	6,117
Goodwill	129,565	129,565	129,565	129,565	129,565
Other intangible assets	6,712	7,069	7,433	7,798	8,159
Other assets	106,543	104,075	103,236	103,623	101,912
Total assets	$3,140,066	$3,011,136	$2,947,928	$2,949,066	$2,738,961

Liabilities
Deposits
Noninterest-bearing	$824,576	$772,795	$750,277	$752,899	$620,292
Interest-bearing	1,848,524	1,773,452	1,741,962	1,744,947	1,668,122
Total deposits	2,673,100	2,546,247	2,492,239	2,497,846	2,288,414
Securities sold under agreements to repurchase	1,519	964	956	1,100	1,348
FHLB and other borrowings	-	-	-	-	1,000
Interest, taxes, and other liabilities	39,448	37,195	34,816	34,290	36,593
Total liabilities	2,714,067	2,584,406	2,528,011	2,533,236	2,327,355

Stockholders' equity
Common stock	17,592	17,723	17,717	17,710	17,700
Additional paid-in capital	169,173	173,345	172,980	172,601	172,231
Retained earnings	241,889	237,585	230,464	226,627	222,814
Accumulated other comprehensive loss	(2,655)	(1,923)	(1,244)	(1,108)	(1,139)
Total stockholders' equity	425,999	426,730	419,917	415,830	411,606
Total liabilities and stockholders' equity	$3,140,066	$3,011,136	$2,947,928	$2,949,066	$2,738,961

Shares outstanding at period-end	17,592,009	17,722,507	17,716,522	17,709,569	17,700,140
Book value per common share	$24.22	$24.08	$23.70	$23.48	$23.25
Tangible book value per common share(1)	16.47	16.37	15.97	15.72	15.47

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	March31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2021	2020	2020	2020	2020
Allowance for Loan Losses
Beginning balance	$26,182	$27,277	$23,758	$21,137	$18,425
Cumulative effect of adoption of ASU 2016-13	13,107	-	-	-	-
(Recovery of) provision for credit/loan losses charged to operations	(4,001)	634	4,703	3,831	3,500
Charge-offs	(1,730)	(2,194)	(1,563)	(1,672)	(1,194)
Recoveries	1,005	465	379	462	406
Net charge-offs	(725)	(1,729)	(1,184)	(1,210)	(788)
Ending balance	$34,563	$26,182	$27,277	$23,758	$21,137

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$25,747	$21,706	$24,423	$24,471	$20,263
Accruing loans past due 90 days or more	171	295	43	284	329
Troubled debt restructurings ("TDRs")(1)	308	187	456	598	623
Total non-covered nonperforming loans	26,226	22,188	24,922	25,353	21,215
OREO	1,740	2,083	2,103	2,181	2,502
Total non-covered nonperforming assets	$27,966	$24,271	$27,025	$27,534	$23,717

Covered nonperforming assets
Nonaccrual loans	$359	$297	$333	$299	$145
Total covered nonperforming loans	359	297	333	299	145
Total covered nonperforming assets	$359	$297	$333	$299	$145

Additional Information
Performing TDRs(2)	$8,719	$10,061	$10,480	$10,822	$8,429
Total Accruing TDRs(3)	9,027	10,248	10,936	11,420	9,052

Asset Quality Ratios
Nonperforming loans to total loans	1.24%	1.03%	1.15%	1.20%	1.02%
Nonperforming assets to total assets	0.90%	0.82%	0.93%	0.94%	0.87%
Allowance for credit/loan losses to nonperforming loans	130.01%	116.44%	108.01%	92.62%	98.96%
Allowance for credit/loan losses to total loans	1.61%	1.20%	1.24%	1.11%	1.01%
Annualized net charge-offs to average loans	0.14%	0.26%	0.22%	0.23%	0.15%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs